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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2006

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                                 DEX MEDIA, INC.
             (Exact name of registrant as specified in its charter)

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            Delaware                  333-131626             20-4059762
  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)

   1001 Winstead Drive
        Cary, NC             Registrant's telephone number,
  (Address of principal           including area code:             27513
   executive offices)                (919) 297-1600             (Zip Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On July 31, 2006, R.H. Donnelley Corporation ("RHD") issued a press release containing certain financial results of RHD and Dex Media, Inc. (the "Company") for the three month period ended June 30, 2006.

         None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of RHD or the Company. A copy of the above referenced press release has been attached hereto as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

          (d)  Exhibits.

               The following exhibit is filed with this report:

          Exhibit No.       Exhibit Description
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          99.1              Press Release issued July 31, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 DEX MEDIA, INC.


                                                 /s/ Robert J. Bush
                                                 -------------------------------
                                                 Robert J. Bush
                                                 Vice President, General Counsel
                                                   & Corporate Secretary


                                                 Date: July 31, 2006

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                                  EXHIBIT INDEX

          Exhibit No.       Exhibit Description
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          99.1              Press Release issued July 31, 2006.

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